UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                              Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

URBAN OUTFITTERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No:
	(3)	Filing party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

URBAN OUTFITTERS, INC.

To Be Held On:

June 2, 2020, at 10:30 a.m. Eastern Daylight Time

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 20, 2020 to facilitate timely delivery, otherwise you will not receive a paper or e-mail copy.

Please visit http://proxy.urbn.com, where the following materials are available for view:

- Notice of Annual Meeting of Shareholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL:

TELEPHONE: (800) 220-9700
E-MAIL: proxymaterial@urbanout.com
WEBSITE: http://proxy.urbn.com

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll-free number to call.

MAIL: You may request a card by following the instructions above.

Proxies submitted by mail, telephone, Internet or other electronic means must be received by 11:59 P.M. EDT, Monday, June 1, 2020.

VIRTUALLY AT THE MEETING: The Company will conduct our Annual Meeting in a virtual format, via a live audio webcast. To attend the Annual Meeting visit https://web.lumiagm.com/270154195 (password: urban2020) and be sure to have available the control number.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

1. Election of Directors:

NOMINEES:

Edward N. Antoian
Sukhinder Singh Cassidy
Harry S. Cherken, Jr.
Scott Galloway
Margaret A. Hayne
Richard A. Hayne
Elizabeth Ann Lambert
Wesley S. McDonald
Todd R. Morgenfeld

Please note that you cannot use this notice to vote by mail.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3.

2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for Fiscal Year 2021.

3. Advisory vote to approve executive compensation.

Conference Dial-In Numbers

Use the numbers listed below to dial into the virtual meeting

US/CANADA Participant Toll-Free Dial-In Number:	(877) 470-1860
US/CANADA Participant International Dial-In Number:	(918) 559-6037
Conference ID:	9615608

ANNUAL MEETING OF SHAREHOLDERS OF

URBAN OUTFITTERS, INC.

June 2, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

Proxies submitted by mail, telephone, Internet or other electronic means must be received by 11:59 P.M. EDT, Monday, June 1, 2020.

VIRTUALLY AT THE MEETING - The Company will conduct our Annual Meeting in a virtual format, via a live audio webcast. To attend the Annual Meeting visit https://web.lumiagm.com/270154195 (password: urban2020) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at http://proxy.urbn.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

00033333333333000000 9 060220

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

	FOR	AGAINST	ABSTAIN
1. Election of Directors:			
Edward N. Antoian	☐	☐	☐
Sukhinder Singh Cassidy	☐	☐	☐
Harry S. Cherken, Jr.	☐	☐	☐
Scott Galloway	☐	☐	☐
Margaret A. Hayne	☐	☐	☐
Richard A. Hayne	☐	☐	☐
Elizabeth Ann Lambert	☐	☐	☐
Wesley S. McDonald	☐	☐	☐
Todd R. Morgenfeld	☐	☐	☐
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for Fiscal Year 2021.	☐	☐	☐
3. Advisory vote to approve executive compensation.	☐	☐	☐

You are urged to sign and return this proxy so that you may be sure that your shares will be voted.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.